SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): February 12, 2004
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                               BCSB Bankcorp, Inc.
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               (Exact Name of Registrant as Specified in Charter)


       United States                  0-24589                   52-2108333
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(State or Other Jurisdiction of     (Commission              (I.R.S. Employer
Incorporation or Organization)      File Number)             Identification No.)



4111 E. Joppa Road, Suite 300, Baltimore, Maryland                   21236
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(Address of Principal Executive Offices)                            (Zip Code)

       Registrant's telephone number, including area code: (410) 256-5000
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                                 Not applicable
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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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     (a)  Not applicable


     (b)  Not applicable


     (c)  The following exhibit is filed herewith:


          Exhibit 99.1 Press Release dated February 12, 2004


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
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     On February 12, 2004, BCSB Bancorp,  Inc. issued a press release announcing its unaudited financial results for the quarter and three months ended December 31, 2003. A copy of the press release is attached to this Report as an exhibit and is furnished herewith.






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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       BCSB BANKCORP, INC.
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                                       (Registrant)


    Date: February 12, 2004       By: /s/ Gary C. Loraditch
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                                      Gary C. Loraditch
                                      President